UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
October 16, 2006
(Date of Earliest Event Reported)
West Corporation
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

000-21771	47-0777362
(Commission File Number)	(I.R.S. Employer Identification No.)
11808 Miracle Hills Drive, Omaha, Nebraska 68154
(Address of principal executive offices)
Registrant’s telephone number, including area code: (402) 963-1200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Additional Information and Where to Find It
In connection with the proposed recapitalization transaction previously announced, West Corporation has filed a definitive proxy statement and other relevant materials with the Securities and Exchange Commission (“SEC”), and furnished the definitive proxy statement to stockholders of West Corporation. BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, STOCKHOLDERS OF WEST CORPORATION ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The definitive proxy statement and other relevant materials, and any other documents filed by West Corporation with the SEC, may be obtained (when available) free of charge at the SEC’s website at www.sec.gov. In addition, stockholders of West Corporation may obtain free copies of the documents filed with the SEC by directing a request through the Investors Relations portion of West Corporation’s website at www.west.com or by mail to West Corporation, 11808 Miracle Hills Drive, Omaha, NE, 68154, attention: Investor Relations, telephone: (402) 963-1500. You may also read and copy any reports, statements and other information filed by West Corporation with the SEC at the SEC public reference room at 450 Fifth Street, N.W. Room 1200, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.
West and certain of its directors, executive officers and other members of its management and employees may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from its stockholders in connection with the proposed recapitalization transaction. Information concerning the interests of the persons who may be considered “participants” in the solicitation is set forth in West’s definitive proxy statement relating to the recapitalization transaction and Annual Reports on Form 10-K (including any amendments thereto), previously filed with the SEC.
ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On October 16, 2006, West Corporation (the “Company”) and certain of its subsidiaries named therein entered into a Purchase Agreement with Deutsche Bank Securities Inc., Lehman Brothers Inc., Banc of America Securities LLC, Wachovia Capital Markets, LLC and GE Capital Markets, Inc. (the “Initial Purchasers”), pursuant to which the Company will issue and sell to the Initial Purchasers $650,000,000 aggregate principal amount of its 9 1/2% Senior Notes due 2014 (the “Senior Notes”) and $450,000,000 aggregate principal amount of its 11% Senior Subordinated Notes due 2016 (the “Senior Subordinated Notes”, and together with the Senior Notes, the “Notes”). The Senior Notes will mature on October 15, 2014 and the Senior Subordinated Notes will mature on October 15, 2016. Interest on the Notes will accrue and be payable semiannually in arrears on April 15 and October 15 of each year, commencing on April 15, 2007. The Notes will be sold to qualified institutional buyers in compliance with Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), and to persons outside the United States in reliance upon Regulation S of the Securities Act. The Notes have not and will not be registered under the Securities Act and, unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.
The offering of the Notes, the recapitalization of West Corporation and the related transactions are expected to be completed in October 2006, subject to the satisfaction or waiver of customary closing conditions.
ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT
The information contained in Item 1.01 of this report on Form 8-K is incorporated herein by reference.
ITEM 8.01 OTHER EVENTS
The information contained in Item 1.01 of this report on Form 8-K is incorporated herein by reference.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEST CORPORATION
Dated: October 16, 2006	By:	/s/ Paul M. Mendlik
Paul M. Mendlik
Chief Financial Officer